Exhibit 16.1

January 23, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Re:	Hurry, Inc.

File No. 000-21486

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Hurry, Inc. dated January 20, 2004, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP